UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2016
_________________________________________

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

MillerCoors Acquisition

As previously announced, on November 11, 2015, Molson Coors Brewing Company (the “Company”) entered into a purchase agreement (as amended, the “Purchase Agreement”) with Anheuser-Busch InBev SA/NV (“ABI”) to acquire, contingent upon the closing of the acquisition of SABMiller plc (“SABMiller”) by ABI pursuant to the transaction announced on November 11, 2015, all of SABMiller’s interest in MillerCoors LLC (“MillerCoors”) and all the trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the U.S. and Puerto Rico for $12.0 billion in cash, subject to downward adjustment as described in the Purchase Agreement (such acquisition, the “Transaction”). The Transaction closed on October 11, 2016. Following the closing of the Transaction, the Company owns 100% of the outstanding equity and voting interests of MillerCoors and the Miller brand portfolio globally. The Company funded the Transaction with a combination of cash on hand and incurrence of additional indebtedness through the Company’s Term Loan Agreement (as defined below).

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Purchase Agreement and its amendments as previously filed with the Securities and Exchange Commission (“SEC”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Effectiveness of and Borrowing under Term Loan Agreement
As previously announced, on December 16, 2015, the Company entered into a Term Loan Agreement (the “Term Loan Agreement”) by and among the Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent (the “Term Loan Administrative Agent”).  On October 11, 2016, in connection with the consummation of the Transaction, the conditions to the closing of the Term Loan Agreement were satisfied and the Company borrowed US$1,000,000,000 under the three-year tranche and US$1,500,000,000 under the five-year tranche provided for in the Term Loan Agreement, for an aggregate principal amount of US$2,500,000,000. The proceeds of such borrowings were used to partially fund the Transaction and related fees and expenses. No additional amounts are available for borrowing under the Term Loan Agreement.
The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the Term Loan Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 17, 2015.
Subsidiary Guarantee Agreement
On October 11, 2016, concurrent with the draws on the Term Loan Agreement, certain subsidiaries of the Company entered into a Subsidiary Guarantee Agreement (the “Guarantee Agreement”) in favor of the Term Loan Administrative Agent on behalf of the lenders under the Term Loan Agreement.
The Guarantee Agreement provides for the guarantees of the obligations under the Term Loan Agreement by certain of the Company’s U.S. subsidiaries and certain Canadian subsidiaries of the Company.
The foregoing description of the Guarantee Agreement is qualified in its entirety by reference to the Guarantee Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Effectiveness of First Amendment to Revolving Credit Agreement
As previously announced, on December 16, 2015, the Company entered into the First Amendment (the “Amendment”) by and among the Company, Molson Coors International LP, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors Brewing Company (UK) Limited (collectively, the “Revolving Credit Borrowers”), the lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent (the “Revolving Credit Administrative Agent”), which amended the Credit Agreement, dated as of June 18, 2014, (as amended by the Amendment, the “Revolving Credit Agreement”) by and among the Revolving Credit Borrowers, the lenders party thereto, the Revolving Credit Administrative Agent, and Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent. On October 11, 2016, in connection with the consummation of the Transaction, the conditions to effectiveness of the Amendment were satisfied and the Amendment became effective. As of October 11, 2016, the Company has no outstanding borrowings under the Revolving Credit Agreement and $750,000,000 is available for borrowing thereunder.
The foregoing description of the Revolving Credit Agreement and the Amendment is qualified in its entirety by reference to (i) the Revolving Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 19, 2014 and (ii) the Amendment, a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 17, 2015.
Amended and Restated Subsidiary Guarantee Agreement
On October 11, 2016, the Company entered into an Amended and Restated Subsidiary Guarantee Agreement (the “Amended and Restated Guarantee Agreement”) with the borrowing subsidiaries party thereto and the guarantors party thereto in favor of the Revolving Credit Administrative Agent on behalf of the lenders under the Revolving Credit Agreement. The Amended and Restated Guarantee Agreement amends and restates in its entirety the Subsidiary Guarantee Agreement, dated as of June 18, 2014, among the Company, the borrowing subsidiaries party thereto, the guarantors party thereto and the Revolving Credit Administrative Agent.
The Amended and Restated Guarantee Agreement provides for (i) the guarantees of the obligations of the Company under the Revolving Credit Agreement, as amended, by certain of the Company’s U.S. subsidiaries and certain of the Company’s Canadian subsidiaries, (ii) the guarantees of any obligations of any Canadian borrowing subsidiary or by certain Canadian subsidiaries of the Company that constitute Significant Subsidiaries (as defined in the Revolving Credit Agreement), and (iii) the guarantees of any obligations of any UK borrowing subsidiary by certain UK subsidiaries of the Company that are Significant Subsidiaries (as defined in the Revolving Credit Agreement).
The Company and certain of its affiliates from time to time enter into commercial financial arrangements with the Revolving Credit Administrative Agent and/or its affiliates, and affiliates of the Revolving Credit Administrative Agent may provide financial, advisory, investment banking and other services to the Company and its affiliates.
The foregoing description of the Amended and Restated Guarantee Agreement is qualified in its entirety by reference to the Amended and Restated Guarantee Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of MillerCoors as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, are incorporated by reference to Exhibit 99 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 12, 2016.

The unaudited interim condensed consolidated financial statements of MillerCoors as of March 31, 2016, and December 31, 2015, and for the three months ended March 31, 2016, and 2015, are incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2016.

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information giving effect to the Transaction are incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2016:

(i)   Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2016;

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015; and

(iii)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016.

(d)       Exhibits.

Exhibit No.	Description
2.1
Purchase Agreement, dated as of November 11, 2015, by and between Anheuser-Busch InBev SA/NV and Molson Coors Brewing Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 12, 2015).

2.2
Amendment No. 1 to Purchase Agreement, dated as of March 25, 2016, between Anheuser-Busch Inbev SA/NV and Molson Coors Brewing Company (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-K for the period ended March 31, 2016).

2.3
Amendment No. 2 to Purchase Agreement, dated as of October 3, 2016, between Anheuser-Busch Inbev SA/NV and Molson Coors Brewing Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 3, 2016).

10.1	Subsidiary Guarantee Agreement, dated as of October 11, 2016, among Molson Coors Brewing Company and the guarantors party thereto in favor of Citibank, N.A., as Administrative Agent.
10.2
Amended and Restated Subsidiary Guarantee Agreement, dated as of October 11, 2016, among Molson Coors Brewing Company, the borrowing subsidiaries party thereto and the guarantors party thereto in favor of Deutsche Bank AG New York Branch, as Administrative Agent.

99.1
Audited Consolidated Financial Statements of MillerCoors as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to Exhibit 99 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015).

99.2
Unaudited Interim Condensed Consolidated Financial Statements of MillerCoors as of March 31, 2016, and December 31, 2015, and for the three months ended March 31, 2016, and 2015 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 12, 2016).

99.3
Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2015, and as of and for the three months ended March 31, 2016 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 12, 2016).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	October 11, 2016	By:	/s/ E. Lee Reichert
E. Lee Reichert
Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1
Purchase Agreement, dated as of November 11, 2015, by and between Anheuser-Busch InBev SA/NV and Molson Coors Brewing Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 12, 2015).

2.2
Amendment No. 1 to Purchase Agreement, dated as of March 25, 2016, between Anheuser-Busch Inbev SA/NV and Molson Coors Brewing Company (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-K for the period ended March 31, 2016).

2.3
Amendment No. 2 to Purchase Agreement, dated as of October 3, 2016, between Anheuser-Busch Inbev SA/NV and Molson Coors Brewing Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 3, 2016).

10.1	Subsidiary Guarantee Agreement, dated as of October 11, 2016, among Molson Coors Brewing Company and the guarantors party thereto in favor of Citibank, N.A., as Administrative Agent.
10.2
Amended and Restated Subsidiary Guarantee Agreement, dated as of October 11, 2016, among Molson Coors Brewing Company, the borrowing subsidiaries party thereto and the guarantors party thereto in favor of Deutsche Bank AG New York Branch, as Administrative Agent.

99.1
Audited Consolidated Financial Statements of MillerCoors as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (incorporated by reference to Exhibit 99 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015).

99.2
Unaudited Interim Condensed Consolidated Financial Statements of MillerCoors as of March 31, 2016, and December 31, 2015, and for the three months ended March 31, 2016, and 2015 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 12, 2016).

99.3
Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2015, and as of and for the three months ended March 31, 2016 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 12, 2016).